Exhibit 99.1

KBS SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2018

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Operations	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Changes in Equity	5 - 7

Consolidated Statements of Cash Flows	8 - 10

Notes to Interim Consolidated Financial Statements	11 - 18

- - - - - - - - - - -

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,		December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$91,135	$87,287	$319,686
Rents and other receivables, net	3,230	3,287	2,130
Prepaid expenses and other assets	2,452	6,209	4,639
Restricted cash	4,085	8,245	3,297
	100,902	105,028	329,752
NON-CURRENT ASSETS
Investment properties	1,115,670	1,631,146	834,489
Investment in joint ventures	188,165	166,089	166,895
Investment in debt instruments, net	17,855	17,642	17,751
Financial assets at fair value through profit or loss	100,210	51,339	93,737
Restricted cash	8,440	7,841	7,373
	1,430,340	1,874,057	1,120,245

Total assets	$1,531,242	$1,979,085	$1,449,997
LIABILITIES
CURRENT LIABILITIES
Notes and bonds payable, net	$84,592	$380,450	$117,537
Debentures, net	53,371	-	-
Accounts payable and accrued liabilities	17,257	26,776	15,969
Dividends payable to Owner	-	47,000	-
Other liabilities	11,475	12,027	10,193
	166,695	466,253	143,699
NON-CURRENT LIABILITIES
Notes and bonds payable, net	394,704	342,223	213,190
Debentures, net	208,462	267,575	272,316
Rental security deposits	5,075	7,324	4,306
	608,241	617,122	489,812

Total liabilities	774,936	1,083,375	633,511

EQUITY
Owner's net equity	733,255	866,590	787,529
Non-controlling interests	23,051	29,120	28,957
Total equity	756,306	895,710	816,486

Total liabilities and equity	$1,531,242	$1,979,085	$1,449,997

The accompanying notes are an integral part of the interim consolidated financial statements.

November 8, 2018	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Waldvogel, Jeffrey	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$52,828	$87,946	$19,232	$27,634	$108,113
Tenant reimbursements	9,730	18,188	3,345	6,094	21,710
Interest income from debt investments	1,525	1,271	513	511	1,782
Other operating income	2,001	3,484	828	944	4,001

Total revenues and other income	66,084	110,889	23,918	35,183	135,606

Expenses:
Operating, maintenance, and management fees	(21,395)	(33,638)	(8,337)	(11,431)	(42,611)
Real estate taxes and insurance	(8,982)	(14,932)	(3,208)	(4,780)	(17,404)

Total expenses	(30,377)	(48,570)	(11,545)	(16,211)	(60,015)

Gross profit	35,707	62,319	12,373	18,972	75,591

Fair value adjustment of investment properties, net	24,656	31,517	26,623	45,648	4,755
Loss on deconsolidation	-	(667)	-	(667)	(667)
Loss on extinguishment of debt	(26)	-	(26)	-	(478)
Equity in income of unconsolidated joint ventures	19,950	23,324	19,503	21,232	24,130
Asset management fees to affiliate	(6,342)	(8,404)	(2,299)	(2,801)	(10,686)
General and administrative expenses	(3,748)	(1,853)	(1,253)	(512)	(2,852)

Operating profit	70,197	106,236	54,921	81,872	89,793

Finance income	1,544	7,580	239	4,203	1,021
Finance (loss) income from financial assets at fair value through profit or loss	(972)	-	3,870	-	12,640
Finance expenses	(22,814)	(29,327)	(8,404)	(9,618)	(37,149)
Foreign currency transaction adjustments	9,106	(11,454)	(8)	(4,357)	(15,298)

Net income	$57,061	$73,035	$50,618	$72,100	$51,007

Net income attributable to owner	$63,727	$70,178	$56,889	$69,218	$48,317
Net (loss) income attributable to non-controlling interests	(6,666)	2,857	(6,271)	2,882	2,690

Net income	$57,061	$73,035	$50,618	$72,100	$51,007

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands

Net income	$57,061	$73,035	$50,618	$72,100	$51,007

Total comprehensive income	$57,061	$73,035	$50,618	$72,100	$51,007

Total comprehensive income attributable to owner	$63,727	$70,178	$56,889	$69,218	$48,317

Total comprehensive (loss) income attributable to non-controlling interests	(6,666)	2,857	(6,271)	2,882	2,690

Total comprehensive income	$57,061	$73,035	$50,618	$72,100	$51,007

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2018	$413,087	$332,811	$41,631	$787,529	$28,957	$816,486
Net income (loss)	-	63,727	-	63,727	(6,666)	57,061
Total comprehensive income (loss)	-	63,727	-	63,727	(6,666)	57,061
Dividends to Owner	-	(118,000)	-	(118,000)	-	(118,000)
Non-controlling interests contributions	-	-	-	-	760	760

Balance at September 30, 2018	$413,087	$278,538	$41,631	$733,256	$23,051	$756,307

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2017 (audited)	$413,087	$407,994	$41,631	$862,712	$26,131	$888,843

Net income	-	70,178	-	70,178	2,857	73,035

Total comprehensive income	-	70,178	-	70,178	2,857	73,035
Dividends to Owner	-	(66,300)	-	(66,300)	-	(66,300)
Non-controlling interests contributions	-	-	-	-	150	150
Distributions to non-controlling interest	-	-	-	-	(18)	(18)

Balance at September 30, 2017	$413,087	$411,872	$41,631	$866,590	$29,120	$895,710

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at July 1, 2018	$413,087	$225,149	$41,631	$679,867	$29,304	$709,171
Net income (loss)	-	56,889	-	56,889	(6,271)	50,618
Total comprehensive income (loss)	-	56,889	-	56,889	(6,271)	50,618
Dividends to Owner	-	(3,500)	-	(3,500)	-	(3,500)
Non-controlling interests contributions	-	-	-	-	18	18

Balance at September 30, 2018	$413,087	$278,538	$41,631	$733,256	$23,051	$756,307

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at July 1, 2017	$413,087	$394,754	$41,631	$849,472	$26,107	$875,579

Net income	-	69,218	-	69,218	2,882	72,100

Total comprehensive income	-	69,218	-	69,218	2,882	72,100
Dividends to Owner	-	(52,100)	-	(52,100)	-	(52,100)
Non-controlling interests contributions	-	-	-	-	139	139
Distributions to non-controlling interest	-	-	-	-	(8)	(8)

Balance at September 30, 2017	$413,087	$411,872	$41,631	$866,590	$29,120	$895,710

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited

Balance at January 1, 2017	$413,087	$407,994	$41,631	$862,712	$26,131	$888,843
Net income	-	48,317	-	48,317	2,690	51,007
Total comprehensive income	-	48,317	-	48,317	2,690	51,007
Dividends to Owner	-	(123,500)	-	(123,500)	-	(123,500)
Non-controlling interests contributions	-	-	-	-	158	158
Distributions to non-controlling interests	-	-	-	-	(22)	(22)

Balance at December 31, 2017	$413,087	$332,811	$41,631	$787,529	$28,957	$816,486

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands
Cash flows from operating activities:

Net income	$57,061	$73,035	$50,618	$72,100	$51,007
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of unconsolidated joint ventures	(19,950)	(23,324)	(19,503)	(21,232)	(24,130)
Fair value adjustment on investment properties, net	(24,656)	(31,517)	(26,623)	(45,648)	(4,755)
Loss on deconsolidation	-	667	-	667	667
Loss on extinguishment of debt	26	-	26	-	478
Deferred rent	(3,508)	(1,678)	(1,838)	(308)	(2,416)
Bad debt expense (recovery) expense	(5)	66	213	124	724
Financing expense, net	22,814	29,327	8,404	9,618	37,149
Financing income, net	(1,544)	(7,580)	(239)	(4,203)	(1,021)
Finance loss (income) from financial assets at fair value through profit or loss	972	-	(3,870)	-	(12,640)
Interest income from debt instruments, net	(1,525)	(1,271)	(513)	(511)	(1,782)
Foreign currency transaction adjustments	(9,106)	11,454	8	4,357	15,298
	20,579	49,179	6,683	14,964	58,579
Changes in assets and liabilities:
Restricted cash	(793)	(873)	(421)	(782)	(275)
Rents and other receivables	(951)	(1,254)	494	(474)	(755)
Prepaid expenses and other assets	(1,670)	(1,722)	(371)	(573)	204
Accounts payable and accrued liabilities	2,147	3,635	2,351	5,420	(3,301)
Rental security deposits	769	730	(116)	451	(2,288)
Other liabilities	(409)	(463)	128	(486)	(2,455)
Lease incentive additions	(670)	(489)	(449)	(118)	(482)
	(1,577)	(436)	1,616	3,438	(9,352)

Net cash provided by operating activities	19,002	48,743	8,299	18,402	49,227

Cash Flows from Investing Activities:
Acquisitions of investment properties	(312,348)	(165,465)	-	(83,230)	(165,465)
Improvements to investment properties	(23,796)	(32,565)	(8,772)	(11,385)	(47,679)
Proceeds from sales of investment properties, net	83,873	92,969	81,930	(217)	834,480
Deferred proceeds related to sale of real estate	1,390	1,728	1,109	-	1,728
Reimbursement of construction costs	1,636	-	-	-	-
Deconsolidation of 353 Sacramento *)	-	37,900	-	37,900	37,900
Investments in debt investments, net	-	(12,514)	-	-	(12,514)
Proceeds from insurance claims	-		-		3,540
Investment in joint venture	(1,320)	-	-	-	-
Distributions of capital from investment in joint venture	-	58,170	-	-	58,170
Investments in financial assets at fair value through profit or loss, net	(15,851)	(43,308)	-	(4,313)	(43,308)
Distributions from financial assets at fair value through profit or loss	3,260	988	1,915	-	3,704
Purchase of interest rate cap	(163)	(107)	-	-	(107)
Purchase of derivative financial instrument	-	(3,434)	-	(3,434)	(3,434)
Proceeds from termination of derivative financial instrument	-	6,557	-	6,557	6,557
Interest income received	2,831	4,000	730	1,627	1,900
Dividend income received	5,136	-	2,892	-	2,189
Funding of development obligations	(1,085)	-	(267)	-	-
Restricted cash for capital expenditures	-	8,483	-	3,921	9,599

Net cash (used in) provided by investing activities	(256,437)	(46,598)	79,537	(52,574)	687,260
The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands

Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	184,351	176,777	-	52,221	187,204
Principal payments on notes and bond payable	(34,348)	(73,907)	(28,637)	(4,888)	(477,089)
Payments of deferred financing costs	(2,789)	(2,339)	(87)	(546)	(2,376)
Interest paid	(22,485)	(27,732)	(10,238)	(11,476)	(32,688)
Non-controlling interests contributions	760	150	18	139	158
Distributions to non-controlling interests	-	(18)	-	(8)	(22)
Dividends to Owner	(118,000)	(19,300)	(3,500)	(5,100)	(123,500)

Net cash provided by (used in) financing activities	7,489	53,631	(42,444)	30,342	(448,313)

Effect of exchange rate changes on cash and cash equivalents	1,395	4	1,395	(1)	5

Net (decrease) increase in cash and cash equivalents	(228,551)	55,780	46,787	(3,831)	288,179
Cash and cash equivalents, beginning of period	319,686	31,507	44,348	91,118	31,507

Cash and cash equivalents, end of period	$91,135	$87,287	$91,135	$87,287	$319,686

Supplemental Disclosure of Noncash Investing and Financing Activities:

Increase in accrual improvements to real estate	$1,179	$1,319	$—	$—	$—
Increase in restricted cash related to property insurance proceeds	$—	$744	$—	$—	$—
Increase (decrease) in restricted cash in connection with development obligations	$1,407	$282	$1,064	$ (333)	$183
Application of escrow deposits to acquisition of investment properties	$—	$2,000	$—	$—	$2,000
Increase to development obligations related to sales of real estate	$—	$3,637	$—	$107	$3,816
SREIT units received in connection with the Singapore Transaction	$—	$—	$—	$—	$38,720
Increase in dividends payable to Owner	$—	$47,000	$—	$47,000	$—

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands

*) Proceeds from sale of investment in previously consolidated subsidiary (353 Sacramento):
Working capital (excluding cash and cash equivalents)	$—	$(256)	$—	$(256)	$(256)
Investment property	—	174,357	—	174,357	174,357
Note payable, net	—	(87,132)	—	(87,132)	(87,132)
Loss on deconsolidation	—	(667)	—	(667)	(667)
Investment in joint venture	—	(48,402)	—	(48,402)	(48,402)
	$—	$37,900	$—	$37,900	$37,900

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:	GENERAL INFORMATION

a.
The accompanying unaudited interim financial statements have been prepared in a condensed format as of September 30, 2018 and for nine and three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2017 and for the year then ended and the accompanying notes ("annual financial statements").

b.
The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans and real estate equity securities.

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of preparation of the interim consolidated financial statements:

The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements, except the following:

b.	Revenues from contracts with customers:

As described in note 4a to the annual financial statements as to the initial application of IFRS 15 - "Revenues from contracts with customers" (hereinafter - the standard), the Company elected the modified retrospective adoption method without restatement of comparative periods.

Regarding the accounting policy implemented until December 31, 2017 in respect of revenue recognition - see paragraph k of Note 2 to the annual consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES (Cont.)

The accounting policy that will be applied beginning January 1, 2018 with regards to revenue recognition is as follows:

1.	Revenue recognition

In accordance with the Standard, revenue from contracts with customers is recognized in the statement of operations when the control of the asset or service is transferred to the customer. Revenue is measured and recognized at fair value of the consideration expected to be received in accordance with the terms of the contract, net of the amounts collected in favor of third parties (such as taxes).

Revenue is recognized in profit or loss to the extent that the economic benefits, and the income and costs, if relevant, that are expected to flow to the Company can be measured reliably.

In determining the amount of revenue from contracts with customers, the Company examines whether it acts as a principal supplier or as a contract agent. The Company is a major supplier when it controls the goods or service promised prior to its transfer to the customer. In such cases, the Company recognizes revenue in the gross amount of the consideration. In cases where the Company acts as an agent, the Company recognizes income in a net amount, net of the amounts due to the principal supplier.

2.	Rental income

Rental income are recognized according to the straight line method over the term of the rental period. A constant increase in rental income over the term of the contract is recognized as income according to the straight line method over the rental period.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3:	INVESTMENT IN SIGNIFICANT JOINT VENTURE

The Company does not attach the financial statements of KBS SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information than what is contained below.

Summarized information about the statement of financial position and the statement of profit or loss of KBS SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	September 30,		December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands

Current assets	$24,928	$17,830	$19,467
Non-current assets (investment property)	519,000	480,500	480,161
Current liabilities	272,304	7,027	6,455
Non-current liabilities	1,123	259,757	260,670

Equity	$270,501	$231,546	$232,503
Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$134,207	$115,253	$116,026

(1)	The company holds 60% of KBS SOR SREF III 110 William, LLC.

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands

Revenues	$27,639	$25,019	$9,416	$8,701	$34,223
Gross profit	15,322	12,951	5,151	4,487	17,886
Operating profit (*)	51,014	52,786	40,989	44,970	57,714
Net profit (*)	37,998	43,678	36,469	41,032	44,636

Share of profit from joint venture (Based on the waterfall mechanism)	18,181	20,889	16,787	18,797	21,663

(*) Includes revaluation of investment property	$35,692	$39,835	$35,838	$40,483	$39,828

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4:	FINANCIAL INSTRUMENTS

The fair value of non-current notes payables as of September 30, 2018 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2017.  The fair value of the debentures payable as of September 30, 2018 was approximately $272.3 million (NIS 990.0 million).

The change in fair value of foreign currency collar and option that are not designated as cash flow hedges are recorded as foreign currency transaction gains or losses in the accompanying consolidated statements of operations. On August 20, 2018, the Company, entered into a foreign currency collar to hedge against a change in the exchange rate of the Israeli new Shekel versus the U.S. Dollar. The foreign currency collars expire in February 2019 and has a notional amount of 776.2 million Israeli new Shekels. The foreign currency collar consists of a purchased call option to buy 3.5445 Israeli new Shekels and a sold put option to sell the Israeli new Shekels at 3.6592 Israeli new Shekels. The foreign currency collar is intended to permit the Company to exchange, on the settlement date of the collar, 776.2 million Israeli new Shekels for an amount of $212.1 million to $219.0 million. As of September 30, 2018, the Company used Level 2 inputs to measure the foreign currency collar fair value at approximately $0.2 million, which is shown in prepaid expenses and other assets on the accompanying consolidated statements of financial position.

During the nine months ended September 30, 2018, the Company recognized a net gain of $9.1 million derived from a $13.2 million of foreign currency transaction gain related to exchange differences of the debentures and cash held in Israeli new Shekels, which is shown net against a $4.1 million loss related to the foreign currency option and collar. During the three months ended September 30, 2018, the Company recognized a net loss of $8 thousand derived from a $0.2 million of foreign currency transaction gain related to exchange differences of the debentures and cash held in Israeli new Shekels, which is shown net against a $0.2 million loss related to the foreign currency option and collar. The gain is shown in the accompanying consolidated statements of operations as foreign currency transaction adjustments.

As of September 30, 2018, the Company had a working capital shortfall amounting to $65.8 million, primarily attributed to loans maturing in the year following the date of the statement of financial position and an amortizing payment related to the debentures. The Company intends to either exercise extension options available under the loans or refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of Company properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Acquisition and Financing of Marquette Plaza:

On March 1, 2018, the Company, through an indirect wholly owned subsidiary, acquired an office property containing 522,656 rentable square feet located on 2.5 acres of land in Minneapolis, Minnesota (“Marquette Plaza”).  The seller is not affiliated with the Company or the Advisor. The purchase price (net of closing credits) of Marquette Plaza was $88.3 million plus $1.1 million of acquisition costs. Marquette Plaza was built in 1972 and renovated in 2002 and was 70% leased to 21 tenants as of the acquisition date.

On June 6, 2018, the Company, through an indirect wholly owned subsidiary, entered into a term loan facility with an unaffiliated lender, for borrowings up to $70.8 million, secured by Marquette Plaza (the “Marquette Plaza Mortgage Loan”). At closing, $50.8 million of the loan was funded and the remaining $20.0 million was available for future disbursements to be used for leasing commissions, tenant improvements and capital expenditures, subject to certain terms and conditions contained in the loan documents.

The Marquette Plaza Mortgage Loan matures on June 6, 2021, with two one-year extension options, subject to certain terms and conditions contained in the loan documents, and bears interest at a floating rate of 155 basis points over one-month LIBOR. Monthly payments are interest only with the principal balance, all accrued and unpaid interest and all other sums due under the loan documents due at maturity. The Company has the right to prepay all or a portion of the Marquette Plaza Mortgage Loan, subject to certain fees and conditions contained in the loan documents.

Acquisition and Financing of City Tower:

On March 6, 2018, the Company, through an indirect wholly owned subsidiary, acquired an office building containing 431,007 rentable square feet located on approximately 4.92 acres of land in Orange, California (“City Tower”).  The seller is not affiliated with the Company or the Advisor. The purchase price (net of closing credits) of City Tower was $147.1 million plus $1.6 million of acquisition costs. City Tower was built in 1988 and partially renovated in 2016 and was 76% leased to 24 tenants as of the acquisition date.

On March 6, 2018, in connection with the Company’s acquisition of City Tower, the Company, through an indirect wholly owned subsidiary, entered into a term loan facility with Compass Bank, an unaffiliated lender, for borrowings up to $103.4 million, secured by City Tower (the “City Tower Mortgage Loan”). At closing, $89.0 million of the loan was funded and the remaining $14.4 million was available for future disbursements to be used for leasing commissions and capital expenditures, subject to certain terms and conditions contained in the loan documents.

The City Tower Mortgage Loan matures on March 5, 2021, with two one-year extension options, subject to certain terms and conditions contained in the loan documents, and bears interest at a floating rate of 155 basis points over one-month LIBOR. Monthly payments are interest only with the principal balance, all accrued and unpaid interest and all other sums due under the loan documents due at maturity. The Company has the right to prepay all or a portion of the City Tower Mortgage Loan, subject to certain fees and conditions contained in the loan documents.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)

Acquisition and Financing of Eight & Nine Corporate Centre:

On June 8, 2018, the Company, through an indirect wholly owned subsidiary, acquired an office property consisting of two buildings containing an aggregate of 311,864 rentable square feet located on approximately 27.6 acres of land in Franklin, Tennessee (“Eight & Nine Corporate Centre”).  The seller is not affiliated with the Company or the Advisor. The purchase price (net of closing credits) of Eight & Nine Corporate Centre was $73.0 million plus $1.2 million of acquisition costs. Eight & Nine Corporate Centre was built in 2007 and was 82% leased to 12 tenants as of the acquisition date.

On June 8, 2018, in connection with the Company’s acquisition of Eight & Nine Corporate Centre, the Company, through an indirect wholly owned subsidiary, entered into a term loan facility with an unaffiliated lender, for borrowings up to $48.8 million, secured by Eight & Nine Corporate Centre (the “Eight & Nine Corporate Centre Mortgage Loan”). At closing, $43.9 million of the loan was funded and the remaining $4.9 million was available for future disbursements to be used for leasing commissions, tenant improvements and capital expenditures, subject to certain terms and conditions contained in the loan documents.

The Eight & Nine Corporate Centre Mortgage Loan matures on June 8, 2021, with two one-year extension options, subject to certain terms and conditions contained in the loan documents, and bears interest at a floating rate of 160 basis points over one-month LIBOR. Monthly payments are interest only with the principal balance, all accrued and unpaid interest and all other sums due under the loan documents due at maturity. The Company has the right to prepay all or a portion of the Eight & Nine Corporate Centre Mortgage Loan, subject to certain fees and conditions contained in the loan documents.

Real Estate Equity Securities

During the nine months ended September 30, 2018, the Company purchased 165,000 shares of common stock of Whitestone REIT (NYSE Ticker: WSR) for an aggregate purchase price of $1.9 million and 1,576,809 shares of common stock of Franklin Street Properties Corp. (NYSE Ticker: FSP) for an aggregate purchase price of $14.0 million. Also during the nine months ended September 30, 2018, the Company sold 46,170 shares of common stock of Whitestone REIT for an aggregate sale price of $0.6 million.

As of September 30, 2018, the Company owned three investments in real estate equity securities. The following table sets forth the number of shares owned by the Company and the related carrying value of the shares as of September 30, 2018 and December 31, 2017 (dollars in thousands):

	September 30, 2018		December 31, 2017
Real Estate Equity Security	Number of Shares Owned	Total Carrying Value	Number of Shares Owned	Total Carrying Value
Whitestone REIT	3,722,019	$51,662	3,603,189	$51,922
Keppel-KBS US REIT	43,999,500	34,474	43,999,500	38,141
Franklin Street Properties Corp.	1,576,809	12,599	—	—
	49,298,328	$98,735	47,602,689	$90,063

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)

During the nine and three months ended September 30, 2018, the Company recorded a (loss)/gain related to real estate equity securities of $(6.5 million) and $0.7 million, respectively, to finance (loss) income from financial assets at fair value through profit or loss on the accompanying consolidated statements of operations.

Park Highlands Sales

On February 28, 2018, the Company sold approximately 26 developable acres of Park Highlands undeveloped land for an aggregate sales price, net of closing credits and costs, of $2.2 million (which is close to the book value). The purchasers are not affiliated with the Company or the Advisor.

On July 2, 2018, the Company sold approximately 83 developable acres of Park Highlands undeveloped land for an aggregate sales price, net of closing credits and costs, of $18.3 million, (which is close to the book value). The purchasers are not affiliated with the Company or the Advisor.

Sale of Central Building

On July 17, 2018, the Company sold the Central Building (an office building containing 191,784 rentable square feet located on approximately 0.6 acres of land in Seattle, Washington) for $64.7 million, net of closing credits and costs, to purchasers unaffiliated with the Company or the Advisor. The sale resulted in a $2.7 million loss (resulting mainly because of closing costs) recorded as fair value adjustment of investment properties, net in the accompanying consolidated statements of operations.

Dividend approval

In March, May, June and September 2018, the Company declared distributions of dividend in the aggregated amount of $118.0 million to the Owner.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)

Potential Real Estate Disposition
Westpark Portfolio
On September 23, 2018, the Company, through an indirect wholly owned subsidiary entered into a Purchase and Sale Agreement and Escrow Instructions (the “Agreement”) for the sale of the Westpark Portfolio to Keppel-KBS Westpark, LLC, a wholly owned subsidiary of Keppel-KBS US REIT (the “SREIT”), subject to certain closing conditions. Pursuant to the Agreement, the contractual purchase price of the Westpark Portfolio is $169.4 million, before closing credits and costs.

The sale of the Westpark Portfolio is scheduled to close on or before December 31, 2018. However, closing of the sale is contingent upon, among other things, the SREIT receiving sufficient funds necessary to fund the acquisition of the Westpark Portfolio through (i) a public offering on the Singapore Stock Exchange and (ii) any financing obtained in connection with the acquisition of the Westpark Portfolio. There can be no assurance that the Company will complete the sale of the Westpark Portfolio on or before December 31, 2018, or at all.

The SREIT is externally managed by a joint venture between (i) an entity in which Keith D. Hall, the Company’s Chief Executive Officer and a director, and Peter McMillan III, the Company’s President and Chairman of the board of directors, have an indirect ownership interest and (ii) Keppel Capital Holding Pte. Ltd., which is not affiliated with the Company.

As of September 30, 2018, the Company owned 43,999,500 common units of the SREIT, representing a 6.97% ownership interest. A portion of the purchase price shall be paid to the Company by the SREIT in the form of additional common units, in lieu of cash, in an amount sufficient to cause the Company to maintain a 6.97% ownership interest.

NOTE 6:	SUBSEQUENT EVENTS

Dividend approval
On November 8, 2018, the Company’s board of directors approved a distribution of dividend in the amount of $53.8 million to the Owner.